UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 19, 2012

ASPECT SOFTWARE GROUP HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-170936	98-0587778
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Apollo Drive

Chelmsford, Massachusetts 01824

(Address of principal executive offices, zip code)

(978) 250-7900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In compliance with a court injunction regarding non-competition provisions prohibiting Mohamad Ali from serving as CEO of the Workforce Optimization division of Aspect Software, Inc. (“Aspect”), effective July 19, 2012, James Foy has assumed Mr. Ali’s role as the CEO of the Workforce Optimization division in addition to Mr. Foy’s responsibilities as CEO of Aspect’s Interaction Management division. Aspect and Avaya Inc., Mr. Ali’s prior employer, are in discussions regarding Mr. Ali, and Mr. Foy shall serve as CEO of the Workforce Optimization division while such discussions continue.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT SOFTWARE GROUP HOLDINGS LTD.

Date: July 25, 2012	By:	/s/ James D. Foy
		Name:	James D. Foy
		Title:	President